Exhibit 10.28

AMENDMENT NO. 4

AMENDMENT NO. 4, dated as of January 30, 2008, among EMPIRE RESOURCES, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the “Company”); each of the lenders that is a signatory hereto (individually, a “Bank” and, collectively, the “Banks”); and JPMORGAN CHASE BANK, N.A., as agent for the Banks (in such capacity, together with its successors in such capacity, the “Agent”).

The Company, the Banks and the Agent are parties to an Amended and Restated Credit Agreement, dated as of June 13, 2006 (as heretofore modified and supplemented and in effect on the date hereof, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit (by making loans and issuing letters of credit) to be made by said Banks to the Company in an aggregate principal amount not to exceed $150,000,000.  The Company, the Banks and the Agent now wish to amend the Credit Agreement to increase the aggregate amount of the Commitments of the Banks to extend credit to the Company to $175,000,000 and to amend the Credit Agreement in certain other respects and, accordingly, the parties hereto hereby agree as follows:

Section 1.  Definitions.  Except as otherwise defined in this Amendment No. 4, terms defined in the Credit Agreement are used herein as defined therein.

Section 2.  Amendments.  Subject to the occurrence of the Amendment Effective Date and effective on such date, the Credit Agreement shall be amended as follows:

2.01.  New Definitions.  Section 1.01 of the Credit Agreement (Definitions) shall be amended by inserting the following definitions in the appropriate alphabetical sequence:

“Amendment No. 4” shall mean Amendment No. 4 to this Credit Agreement,dated as of January 30, 2008 among the Company, the Banks party thereto and theAgent.

“ASIC” means, as at the date of Amendment No. 4, the Australian government authority known as the “Australian Securities & Investments Commission”.

“Australian Registered” means registered as a foreign company under the Corporations Act 2001 (Cth), or any successor legislation of the parliament of the Commonwealth of Australia.

2.02.  Definition of “Australian Effective Date”. The definition of “Australian Effective Date” in Section 1.01 of the Credit Agreement (Definitions) shall be amended in its entirety to read as follows:

“‘Australian Effective Date’ shall mean, with respect to any Australian State or Territory, the date on which each of the following conditions shall have been satisfied:

(a) a Floating Charge with respect to all Receivables located in such State or Territory,  shall have been duly executed and delivered by the Company and the Agent;

(b)           a duly executed and undated Australian ASIC Form 309 to enable ASIC registration of the Floating Charge in Australia if the Company is, or becomes at any time, Australian Registered, shall have been delivered by the Company to the Agent’s Australian counsel;

(c)           the Floating Charge has been stamped in the relevant State or Territory (if applicable) or arrangements for stamping acceptable to the Agent are in place, and that all other fees, costs and expenses with respect to the execution and delivery of such Floating Charge shall have been paid;

(d)           evidence that the Company is not, and does not intend to become, Australian Registered (or that it has been so registered and has complied with its obligations under Section 8.19(a) hereof); and

(e)           the Company’s Australian counsel (such counsel being acceptable to the Agent) shall have furnished to the Agent and the Banks a legal opinion (in form satisfactory to the Agent) with respect to the enforceability and priority under Australian law of the Floating Charge over the Receivables purported to be covered thereby.”

2.03.  Definition of “Borrowing Base”.  Clauses (d), (g) and (h) of the definition of “Borrowing Base” in Section 1.01 of the Credit Agreement (Definitions) shall be amended in their entirety to read as follows:

“(d)           70% of the aggregate amount of Australian Receivables at said date, provided that

(i)           no Australian Receivable shall be included in the Borrowing Base unless the Australian Effective Date has occurred with respect to the State or Territory in which the account debtor of such Australian Receivables is located, and

(ii)           in no event shall the portion of the Borrowing Base attributable to Australian Receivables exceed 10% of the Borrowing Base after giving effect to the 70% limitation referenced to in this clause (d) (calculated before the inclusion of any Australian Receivables therein), plus”

“(g)           75% of the aggregate value of Eligible Inventory at said date, provided, that in no event shall the portion of the Borrowing Base attributable to Eligible Inventory pursuant to this clause (g), together with inventory included in the Borrowing Base pursuant to clause (h) below, constitute more than 65% of the Borrowing Base, plus

 (h)           without duplication of clauses (e) and (f) above, 65% of the aggregate amount of unsold aluminum billet, sheet and coil (which, but for clause (e)(i) of the definition of “Eligible Inventory”, would constitute Eligible Inventory), provided that in no event shall the aggregate amount of such unsold aluminum billet, sheet and coil exceed $7,500,000, provided further, that in no event shall the inventory included in the Borrowing Base pursuant to this clause (h), together with the portion of the Borrowing Base attributable to Eligible Inventory pursuant to clause (g) above, constitute more than 65% of the Borrowing Base, plus”

2.04.  Definition of “Eligible Inventory”.  Each reference to “Eligible Inventory” in the Credit Agreement shall be deemed to be a reference to “Eligible Warehouse Inventory”.

2.05.  Definition of “Eligible Warehouse Inventory”.  The definition of “Eligible Warehouse Inventory” in Section 1.01 of the Credit Agreement (Definitions) (which, prior to giving effect to this Amendment No. 4 was the definition of “Eligible Inventory”) shall be amended by deleting the word “and” at the end of clause (d), replacing the period at the end of clause (e) with “; and” and adding the following new clause (f) immediately after clause (e) therein:

“(f)           that for Inventory that is in the possession or control of a warehouseman, the Agent shall have received evidence that such warehouseman has been notified of the security interest created in favor of the Agent, and that the Company has used commercially reasonable efforts to obtain an authenticated record from such warehouseman acknowledging that it holds possession of such Inventory subject to a Lien in favor of the Agent and waives any Lien held by it against such Inventory.”

2.06.  Definition of “Floating Charge”. The definition of “Floating Charge” in Section 1.01 of the Credit Agreement (Definitions) shall be amended in its entirety to read as follows:

“‘Floating Charge’ shall mean a Deed of Charge, in form and substance satisfactory to the Banks, that creates a charge under Australian law with respect to the Company’s present and future, right, title and interest in specified Receivables.”

2.07.  Definition of “Revolving Loan Commitment”. The definition of “Revolving Loan Commitment” in Section 1.01 of the Credit Agreement (Definitions) shall be amended in its entirety to read as follows:

“‘Revolving Loan Commitment’ shall mean, as to each Bank, the obligation of such Bank to make Loans and to acquire a participation in Letters of Credit and Acceptances in an aggregate principal or face amount at any one time outstanding up to but not exceeding the amount set opposite such Bank’s name under the caption “Commitment” on the signature page of Amendment No. 4 (as the same may be reduced from time to time pursuant to Section 2.05 hereof and increased pursuant to Section 2.01(b) hereof).  The aggregate amount of the Revolving Loan Commitments on the Amendment Effective Date (as that term is defined in Amendment No. 4) is $175,000,000.”

2.08.  Borrowing Base Certificate.  The form of Borrowing Base Certificate set forth as Exhibit B to the Credit Agreement, shall be amended and restated in its entirety to read as Exhibit B to this Amendment No. 4.

2.09.  Financial Statements Etc.  Section 8.01 of the Credit Agreement (Financial Statements Etc.) is hereby amended by deleting the final paragraph of that section and inserting the following new paragraph therein:

“The Company will furnish to each Bank, at the time it furnishes each set of financial statements pursuant to paragraph (a) or (b) above, a certificate of a senior financial officer of the Company (the “Compliance Certificate”) (i) to the effect that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail and describing the action that the Company has taken or proposes to take with respect thereto) and (ii) setting forth in reasonable detail the computations necessary to determine whether the Company is in compliance with Sections 8.07, 8.08(d), 8.09, 8.10 and 8.11 hereof as of the end of the respective quarterly fiscal period or fiscal year, and (iii) certifying that the Company has not been Australian Registered (or that it has been so registered and complied with its obligations under Section 8.19(a) hereof).”

2.10. Additional Covenant.  Section 8 of the Credit Agreement (Covenants of the Company) is hereby amended by inserting new clause 8.19 immediately after clause 8.18 therein:

“8.19. Australian Matters. The Company agrees that:

(a)           if it becomes, or takes steps towards becoming, Australian Registered, it will promptly notify the Agent and will do all things necessary (including the due execution (or re-execution as the case may be) of all required ASIC Forms 309 and 350 (or such other applicable ASIC Forms at that time)) to enable the Agent to immediately register each existing Floating Charge with ASIC (as contemplated by the definition of Australian Effective Date in Section 1.01 hereof) and, thereafter, do all things necessary to enable each new Floating Charge entered into by it (as so contemplated) to be immediately registered with the Australian Securities Commission, and

(b)           it will, at the request of the Required Banks, (i) promptly become Australian Registered, (ii) furnish to the Agent evidence of such registration and (iii) thereafter, comply with the provisions of the foregoing clause (a).”

2.11. Events of Default. Section 9(d) of the Credit Agreement (Events of Default) is hereby amended by replacing the phrase “or 8.15” with the phrase “, 8.15 or 8.19.”

Section 3.  Representations and Warranties.  The Company represents and warrants to the Banks as of the Amendment Effective Date that (x) the representations and warranties set forth in Section 7 of the Credit Agreement and in Article III of the Amended and Restated Security Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 7 to “this Agreement” included reference to this Amendment No. 4 except (i) changes resulting from transactions contemplated by or permitted by the Credit Agreement, and (ii) those applicable to a specific date or period (in which case such representations and warranties shall be true and complete as of such specific date or period) and (y) no Default has occurred and is continuing.

Section 4.  Conditions Precedent.  As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof (the “Amendment Effective Date”), upon the satisfaction of the following conditions:

(a)           the execution of this Amendment No. 4 by the Company, the Banks and the Agent,

(b)           each Bank increasing its Commitment pursuant to this Amendment No. 4 shall have received from the Company a Note, dated the date hereof, payable to such Bank in a principal amount equal to the amount of the Commitment set opposite such Bank’s name under the caption “Commitment” on the signature page of this Amendment No. 4,

(c)           the Agent shall have received from the Company for the account of each Bank an amendment fee in an amount equal to $1,250,

(d)           the Agent shall have received from the Company for the account of each Bank increasing its Commitment pursuant to this Amendment No. 4 a fee in an amount equal to 17.5 basis points of the amount by which such Bank’s Commitment is increased, and

(e)           the Company shall have borrowed from each of the Banks increasing its Commitment pursuant to this Amendment No. 4 and (notwithstanding the provisions of Section 2.11 of the Credit Agreement requiring that prepayments be made ratably in accordance with the principal amounts of the Loans held by the Banks) the Company shall have prepaid Loans made by the other Banks, together with accrued interest and any amounts payable under Section 2.11 of the Credit Agreement, in such amounts as shall be necessary so that after giving effect to such Loans and prepayments, the Loans and all other Obligations of the Borrower under the Credit Agreement shall be held by the Banks pro rata in accordance with the respective amounts of their Commitments (as increased hereby).

Section 5.  Miscellaneous.  Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect.  This Amendment No. 4 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 4 by signing any such counterpart.  This Amendment No. 4 shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed and delivered as of the day and year first above written.

EMPIRE RESOURCES, INC.

/s/ Sandra R. Kahn

By:Sandra R. Kahn

Vice President

BANKS

Commitment                                                                           JPMORGAN CHASE BANK, N.A.

$55,000,000

By /s/Camille B. LeFevre

Camille B. LeFevre

Vice President

Lending Office for all Loans:

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, New York 10017

Address for Notices:

JPMorgan Chase Bank, N.A.

1166 Avenue of the Americas, 21st Floor

New York, New York 10036

Attention: Camille B. LeFevre

Facsimile No.: (212) 899-2911

Telephone No.: (212) 899-1382

Email: camille.lefevre@jpmchase.com

BANKS

Commitment                                                                            BROWN BROTHERS HARRIMAN & CO.

$15,000,000

By /s/ Michael L. Vellucci

     Name:  Michael L. Vellucci

     Title:  Senior Vice President

Lending Office for all Loans:
140 Broadway
New York, NY 10005

Address for Notices:
140 Broadway
New York, NY 10005

Attention: Michael Vellucci

Facsimile No.: 212-493-8998

Telephone No.: 212-493-8538

Email: michael.vellucci@bbh.com

BANKS

Commitment                                                                            CITICORP USA, INC.

$35,000,000

By /s/ Keith Pallman

     Name:  Keith Pallmann

     Title:  Vice President

Lending Office for all Loans:
Global Wealth Management
666 5th Avenue – 7th Floor
New York, New York 10103

Address for Notices:
Global Wealth Management
666 5th Avenue – 7th Floor
New York, New York 10103

Attention: Keith Pallmann

Facsimile No.: 212-793-4813

Telephone No.: 212-559-0804

Email: keith.pallmann@citi.com

BANKS

Commitment                                                                            COOPERATIEVE CENTRALE RAIFFEISEN-$45,000,000BOERENLEENBANK B.A., “RABOBANK
INTERNATIONAL”, NEW YORK BRANCH

By /s/ Eva Rushkevich

     Name:  Eva Rushkevich

     Title:  Executive Director

By /s/ Rebecca O. Morrow

     Name:  Rebecca O. Morrow

     Title:  Executive Director

Lending Office for all Loans:
245 Park Avenue
New York, New York 10167

Address for Notices:
245 Park Avenue
New York, New York 10167

Attention: Eva Rushkevich

Facsimile No.: 212-916-3731

Telephone No.: 212-916-3711

Email: eva.rushkevich@rabobank.com

BANKS

Commitment                                                                            FORTIS CAPITAL CORP.

$25,000,000

By /s/ Kimberly Oates

     Name:  Kimberly Oates

     Title:  Vice President

By /s/ Juan J. Mejia

     Name:  Juan J. Mejia

     Title:  Director

Lending Office for all Loans:
520 Madison Avenue
New York, New York 10022

Address for Notices:
520 Madison Avenue
New York, New York 10022

Attention: Kimberly Oates

Facsimile No.: 212-340-5340

Telephone No.: 212-340-5349

Email: kimberly.oates@us.fortis.com

JPMORGAN CHASE BANK, N.A., as Agent and as the Swing Line Bank

By /s/ Camille B. LeFevre

Camille B. LeFevre

Vice President

Address for Notices:

JPMorgan Chase Bank, N.A.

1166 Avenue of the Americas, 21st Floor

New York, New York 10036

Attention: Camille B. LeFevre

Facsimile No.: (212) 899-2911

Telephone No.: (212) 899-1382

Email: camille.lefevre@jpmchase.com

EXHIBIT B

Form of Borrowing Base Certificate

EMPIRE RESOURCES, INC.

Borrowing Base

As of            , 20__

Empire Resources, Inc.
Insured Eligible Receivables	$	(x 0.90 =) $
Eligible Receivables (other than (i) Australian Receivables, Eligible Long Receivables and Insured Eligible Receivables and (ii) Uninsured Eligible Receivables from any one account debtor in excess of $2,500,000)
	$	(x 0.80 =) $
The lesser of (i) $1,000,000 and (ii) 80% of the aggregate amount of Eligible Long Receivables (other than Australian Receivables and Insured Eligible Receivables)		$$1,000,000 (x 0.80 = ) $
Australian Receivables (only after the Australian Effective Date and not to exceed 10% of the Borrowing Base)	$	(x 0.70 = ) $
Inventory		$
(a) Eligible In-transitInventory	$	(x 0.80 = ) $
(b) Eligible InventoryOrdered Under L/C	$	(x 0.80 = ) $
(c) Eligible WarehouseInventory ((c) and (d) not to exceed65% of the BorrowingBase)	$	(x 0.75 = ) $
(d) Unsold Aluminum Billet,Sheet and Coil (not to exceed $7,500,000) ((c) and (d) not to exceed65% of the BorrowingBase)	$	(x 0.65 = ) $
Pledged Securities:	$	(x 0.80 = ) $
Pledged Cash:	$	$
TOTAL (A):		$
***
Loans:	$
Letter of Credit Liabilities
Letters of Credit:	$
Letters of Indemnity:	$
Acceptances:	$
Credit Reserves:	$
TOTAL (B):		$
***
Surplus (Deficit) is the sum of (i) the lesser of the amount of the Revolving Loan Commitments and Total (A) minus (ii) Total (B):		$

EMPIRE RESOURCES, INC.

By: ________________________
Name:
Title:
Date:                 , 20__